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                                 EXHIBIT 10.64
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[SAMSUNG ASIA LOGO]



               SAMSUNG ASIA PTE LTD
               83 Clemenceau Avenue
               BOS-05 UE Square, Singapore 239920
               BiB Tel : (85) 8994-928
               Fax     : (85) 8839-338
               E-mail  : ailing@samsung.co.kr


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DATE:    THURSDAY, MARCH 23, 2000             TIME   : 6:15:44 PM

TO:      MYWEB INC.COM                        FAX    : 02-02-450-0272
         T.S. WONG

C.C      DANNY TOE                            FAX    : 844-1900

FRM  :   HERBERT KIM / AI-LING NEO            REF    : 18:16:44

CC   :

RE   :               SAMSUNG INVESTMENT IN MYWEB

Number of pages including cover sheet: [3]


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Dear T.S./Danny,

We, Samsung Corporation would like to confirm our acceptance to subscribe to 100,000 of common stock, par value of USD0.10 of MyWeb Inc.Com, a Nevada Corporation, at USD8/share for a total consideration of USD800,000.

We look forward to a rewarding long term relationship with MyWeb Inc.Com.

Thank You.


Yours truly,

/s/ Herbert Kim
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Herbert Kim
General Manager